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American Learning Corporation

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AMERICAN LEARNING CORPORATION
One Jericho Plaza
Jericho, New York 11753
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on September 23, 2010
To the Shareholders of American Learning Corporation:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of American Learning Corporation, a New York corporation (the “Company”), will be held on Thursday, September 23, 2010 at 10:00 a.m., local time, at the law offices of Siller Wilk LLP located at 675 Third Avenue, New York, NY 10017, to consider and act upon the following matters:
(1)	To elect four Directors to the Board of Directors;

(2)	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
Only shareholders of record at the close of business on July 23, 2010 will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment thereof.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ACCOMPANYING ENVELOPE.

By:	Order of the Board of Directors,

GARY J. KNAUER
Secretary

July 28, 2010
Important Notice Regarding Internet Availability of Proxy Materials for
the Annual Meeting to Be Held on September 23, 2010:
The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at http://www.cstproxy.com/alrn/2010.

AMERICAN LEARNING CORPORATION
One Jericho Plaza
Jericho, New York 11753
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
September 23, 2010
General
This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or “Board”) of American Learning Corporation (the “Company”) of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 10:00 a.m. (local time) on Thursday, September 23, 2010 at the law offices of Siller Wilk LLP, 675 Third Avenue, New York, NY 10017 and at any adjournments thereof, with respect to the matters referred to in the accompanying notice. This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about July 28, 2010.
Our common stock, par value $.01 per share (“Shares”), is our only outstanding class of voting security. Holders of record at the close of business on July 23, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On the Record Date, there were issued and outstanding 4,754,900 Shares, each entitled to cast one vote per Share. The holders of a majority of the issued and outstanding Shares entitled to vote shall constitute a quorum at the Annual Meeting for the transaction of business. The election of directors, as described in the accompanying notice, requires the vote of a plurality of votes cast at the Annual Meeting. Under new rules in effect this year, brokers do not have discretionary authority to vote shares on the election of directors without instructions from the beneficial owner. Abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (“broker non-votes”), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will be counted in the determination of a quorum and will have no effect on the vote for the election of Directors. Because of the percentage of beneficial ownership of Shares held by directors and management, the election of the directors nominated and referred to in this Proxy Statement is assured.
Revocability of Proxies
The attendance of a shareholder at the Annual Meeting will not automatically revoke such shareholder’s proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by (1) delivering to our Corporate Secretary a written notice of revocation prior to the Annual Meeting, (2) delivering to our Corporate Secretary before the Annual Meeting a duly executed proxy bearing a later date, or (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting and voting in person.
Solicitation of Proxies
In addition to solicitation by mail at our expense, our directors, officers and employees may solicit proxies for the Annual Meeting from our shareholders personally or by telephone without additional remuneration therefor, but at our cost for all out-of-pocket expenses. We will also provide persons, firms, banks and corporations holding Shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners.
No Dissenters’ Rights
Under the New York Business Corporation Law, shareholders are not entitled to dissenters’ rights with respect to the proposal set forth in this Proxy Statement.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the current beneficial ownership of our Shares as of July 23, 2010 by (i) each person known by us to beneficially own more than 5% of such Shares, (ii) each director, nominee for director, and each of our named executive officers, and (iii) all of our directors and executive officers as a group. The percentages have been calculated by taking into account all Shares owned on the record date as well as all such Shares with respect to which such person has the right to acquire beneficial ownership at such date or within 60 days thereafter. Except as otherwise indicated, all persons listed below have sole voting and sole investment power with respect to all Shares shown as beneficially owned by them.

	Amount and Nature
	of Beneficial		Percent of
Name and Address of Beneficial Owner	Ownership (1)(6)		Class (1)
Gary Gelman (2)	3,696,400	(3)	66.5%
The Edward & Michael Gelman 2008 Trust (2)	1,000,000	(3)(4)	21.0%
Peter Gutmann (2)	121,000	(5)	2.5%
Edward M. Elkin, M.D. (2)	81,000		1.7%
Joseph Looney (2)	20,000		(9)
Gary J. Knauer (2)	250,000		5.0%
J. Morton Davis	388,024	(7)	8.2%
Kinder Investments, L.P.	292,500	(8)	6.2%
All executive officers and directors as a group (five persons)	4,168,400		69.7%

(1)	Based on a total of 4,754,900 Shares issued and outstanding as of July 23, 2010. In addition, 1,226,000 Shares which directors and executive officers described in the table have the right to acquire within 60 days of such date pursuant to the exercise of options granted under our stock option plans are included since these are deemed outstanding for the purpose of computing the percentage of Shares owned by such persons in accordance with the provisions of Rule 13d-3(d)(1)(i) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)	Address is c/o American Learning Corporation, One Jericho Plaza, Jericho, NY 11753.

(3)	Includes 1,000,000 Shares owned by The Edward & Michael Gelman 2008 Trust (the “Trust”). As investment trustee of the Trust, Mr. Gelman has beneficial ownership of such Shares.

(4)	Mr. Gelman is the investment trustee of the Trust and, as such, has beneficial ownership of the Shares owned by the Trust.

(5)	Includes 4,000 Shares owned by the wife of Mr. Gutmann, as to which beneficial ownership is disclaimed.

(6)	Includes the presently exercisable portions of outstanding stock options (aggregating 1,226,000 Shares) which, in the case of Messrs. Gelman, Gutmann, Elkin, Looney and Knauer are 800,000, 75,000, 81,000, 20,000 and 250,000 Shares, respectively.

(7)	386,924 of these Shares are owned of record by D.H. Blair Investment Banking Corp., whose address is 44 Wall Street, New York, NY (“Blair Investment”). Mr. J. Morton Davis, the sole shareholder of Blair Investment, has reported that Blair Investment’s Shares may be deemed to be beneficially owned by him. Mr. Davis owns 1,100 Shares directly.

(8)	These Shares are owned of record by Kinder Investments, L.P. (“Kinder”), Nesher, LLC, the general partner of Kinder (“Nesher”) and Dov Perlysky, the managing member of Nesher (“Perlysky”). The reporting parties’ business address is 100 Park Avenue, New York, NY. Nesher and Kinder may be deemed to beneficially own 292,500 Shares. Perlysky may be deemed to beneficially own 292,572 Shares, consisting of 292,500 Shares owned directly by Kinder and 72 Shares owned directly by Perlysky’s wife.

(9)	Less than 1%.

PROPOSAL ONE
ELECTION OF DIRECTORS
Four directors are to be elected at the Annual Meeting to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified or until their prior death, resignation or removal. Our by-laws provide that the Board of Directors shall consist of no less than three and no more than seven members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at four.
Unless a proxy specifies that it is not to be voted in favor of a nominee for director, it is intended that the Shares represented by the proxy will be voted in favor of the nominees listed below. In the event that any nominee shall be unable to serve, it is intended that the proxy will be voted for the nominees designated by the Board of Directors. We believe that all nominees will be able to serve.
The following table sets forth certain information with respect to each nominee for election as a director. There are no arrangements or understandings between us and any director or nominee pursuant to which such person was elected or nominated to be one of our directors. Each nominee is currently serving as one of our directors. For information with respect to security ownership of directors, see “SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

Name	Age	Position(s) with the Company
Gary Gelman	63	Chairman of the Board, President and Chief Executive Officer
Edward M. Elkin, M.D.	71	Director
Peter Gutmann	81	Director
Joseph Looney	52	Director
Nominees for Election as Directors
Gary Gelman, the founder of our Company, has been Chairman of the Board of Directors since July 1, 1985 and President, Chief Executive Officer and a director since inception. Mr. Gelman served as Treasurer from inception to October 1991. Since 1973, Mr. Gelman has also been Chief Executive Officer and a principal of American Para Professional Systems, Inc., which provides nurses who perform physical examinations of applicants for life and/or health insurance for insurance companies. He received a B.A. from Queens College.
Mr. Gelman’s extensive first-hand knowledge of the business and historical development of the Company, as well as his executive, management and leadership experience and achievement, give him highly valued insights into our Company’s challenges, opportunities and business. Mr. Gelman also possesses broad knowledge related to equity and capital markets that the Board believes are invaluable to the Board’s discussions of the Company’s capital and liquidity needs and qualify him to serve on the Board.
Edward M. Elkin, M.D. has been a director of our Company since July 1, 1985. He is currently a health program consultant. Previously, Dr. Elkin had been performing services relating to utilization review and quality assurance in hospitals for the New York State Department of Health. He is certified by the American Board of Directors of Pediatrics and the American Board of Directors of Quality Assurance and Utilization Review Physicians. He received his B.A. from Harvard College and his M.D. from New York University School of Medicine.
Dr. Elkin is familiar with the Company as a long-standing director and has a broad knowledge of the Company and its business activities. The Board believes this experience qualifies him to serve as a director.
Peter Gutmann has been a director of our Company since July 1, 1985. For more than the past twenty years, he has been a Professor of Economics and Finance at Baruch College, City University of New York and was Chairman of the Economics and Finance Department from 1971 to 1977. He received a B.A. from Williams College, a B.S. from Massachusetts Institute of Technology, an M.A. from Columbia University and a PhD. from Harvard University.

Mr. Gutmann is familiar with the Company as a long-standing director, and has extensive knowledge in finance and the economy in general. The Board believes this experience qualifies him to serve as a director.
Joseph Looney has been a director of our Company since June 14, 2005. He is currently the Vice President – Finance for NBTY, Inc., a vertically integrated manufacturer and distributor of vitamins and nutritional supplements. He was the Chief Financial Officer of EVCI Career College Holding Corp. from October 2005 to May 2006. Previously, he had been the Chief Financial Officer and Secretary of Astrex, Inc., a distributor of electronic components, since 2002. From 1996-2002, he was the Chief Financial Officer, V.P. of Finance and Assistant Secretary of Manchester Technologies, Inc., a network integrator and reseller of computer products. From 1984 to 1996, he was employed by the accounting firm of KPMG LLP. He is a Certified Public Accountant and has a B.A. from Queens College, City University of New York and an M.S. from Long Island University. Since 1996, Mr. Looney has also been an Adjunct Professor of Accounting and Business Law at Hofstra University.
Mr. Looney, a Certified Public Accountant, has a record of achievement and experience in financial management and public accounting, and is the “audit committee financial expert” as determined by the Board in accordance with SEC rules. His experience as a director of the Company has provided him with an understanding of the Company’s business which qualifies him to serve as a director.
Required Vote and Board of Directors Recommendation
A plurality of the votes cast at the Annual Meeting by the shareholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THESE NOMINEES FOR ELECTION AS DIRECTORS.
Meetings and Committees of the Board of Directors
The Board of Directors held three meetings during the fiscal year commencing April 1, 2009 and ending March 31, 2010 (the “Recent Fiscal Year”). All of the nominees were members of the Board of Directors during the Recent Fiscal Year and attended all three meetings.
As a matter of policy, members of the Board of Directors are required to make every reasonable effort to attend the Annual Meeting. All members of the Board attended our 2009 Annual Meeting of Shareholders held on November 11, 2009.
We have a separately designated standing audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act which held four meetings during the Recent Fiscal Year. The members of the Audit Committee are Messrs. Gutmann, Elkin and Looney. The Board of Directors has determined that each member of the Audit Committee is “independent” not only under the Corporate Governance Requirements (the “CGR”) of The NASDAQ Stock Market LLC (“Nasdaq”), but also within the definition contained in a final rule adopted by the Securities and Exchange Commission (the “SEC”). The Audit Committee’s duties and responsibilities include engaging the independent auditors, directing investigations into matters relating to audit functions, reviewing the plan and results of audits with our auditors, reviewing our internal accounting controls and approving services to be performed by our auditors and related fees. Such duties and responsibilities are more fully described in our written Audit Committee Charter. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.
In compliance with the requirements of the CGR, the independent directors of the Board of Directors met in executive session three times during the Recent Fiscal Year. The executive sessions were held in conjunction with regularly scheduled meetings of the Board of Directors.
Board Leadership and Structure
Gary Gelman, our Chief Executive Officer, also serves as Chairman of the Board of Directors. The Board believes that the Company and its shareholders are best served by having the Chief Executive Officer also serve as Chairman of the Board as Mr. Gelman possesses extensive experience and in-depth knowledge of our Company and the challenges we face. The Board also believes that this structure is appropriate in light of the size of our Company and corresponding size of our Board and the complexity of our business. We believe that Mr. Gelman is best positioned to develop agendas that ensure that our Board’s time and attention are focused on the matters that are most critical to us. The Board does not have a specifically designated lead independent director. However, Joseph Looney, an independent director and Chair of our Audit Committee, has typically led the executive session of the Board and acts as a liaison between the independent directors and management.
Risk Oversight
The Board oversees Company functions to assure that Company assets are properly safeguarded, that appropriate financial and other controls are maintained, and that the Company’s business is conducted prudently and in compliance with applicable laws, regulations and ethical standards. Although the Board as a whole carries out this oversight function, much of the work is delegated to the Audit Committee which meets regularly and reports back to the full Board.
The Audit Committee is responsible for reviewing and overseeing the Company’s financial statements, including the integrity of the Company’s financial and disclosure controls, its legal compliance programs and procedures, and its procedures for identifying, evaluating and controlling material financial, legal and operational risk. The Audit Committee, whose members are all “independent” directors, receives regular reports about these matters from, and meets separately with, the Company’s outside auditors, and receives regular reports from Company management.
While the Board and the Audit Committee are responsible for risk oversight, Company management is responsible for managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, the Audit Committee and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.
Director Nomination Policy
We do not currently have a standing Nominating Committee or a formal Nominating Committee Charter. Currently, the independent members of the Board of Directors, Messrs. Gutmann, Elkin and Looney, rather than a nominating committee, approve or recommend to the full Board of Directors those persons to be nominated. The Board believes that the current method of nominating directors is appropriate because it allows each independent member of the Board of Directors input into the nomination process and because such process complies with applicable Nasdaq listing standards.
The Board of Directors has, by resolution, adopted a director nomination policy. The purpose of the policy is to describe the process by which candidates for inclusion in our recommended slate of director nominees are selected. The director nomination policy is administered by the Board of Directors.
In the ordinary course, absent special circumstances or a change in the criteria for Board of Directors membership, the incumbent directors who continue to be qualified for Board of Directors service and are willing to continue as directors are renominated. If the Board of Directors thinks it is in our best interest to nominate a new individual for director in connection with an annual meeting of shareholders, or if a vacancy occurs between annual shareholder meetings, the Board will seek potential candidates for Board of Directors appointments who meet criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board of Directors, our senior management and, if deemed appropriate, a third-party search firm.
Candidates for Board of Directors membership must possess the background, skills and expertise to make significant contributions to the Board of Directors, to our Company and our shareholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting our Company; and ability and willingness to contribute special competencies to Board of Directors activities. The independent members of the Board of Directors also consider whether members and potential members are independent under the CGR. In addition, candidates should posses the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to Board of Directors and Company matters; ability to fairly and equally represent all shareholders; reputation and achievement in other areas; independence under rules promulgated by the SEC and the CGR; and diversity of viewpoints, background and experiences.
The independent members of the Board of Directors do not have a specific diversity policy, but consider diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. The Board believes that a variety of points of view represented on the Board contributes to a more effective decision-making process.
The Board of Directors intends to review the director nomination policy from time to time to consider whether modifications to the policy may be advisable as our needs and circumstances evolve, and as applicable legal or listing standards change. The Board may amend the director nomination policy at any time.
Shareholder Nominations
The Board of Directors will consider director candidates recommended by shareholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the annual meeting of shareholders, the Board of Directors will consider any written recommendations of director candidates by shareholders received by our Corporate Secretary no later than 90 days before the anniversary of the previous year’s annual meeting of shareholders, except that if no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after, such anniversary date, notice must be received by the 10th day following the date that public disclosure of the date of the annual meeting is given to shareholders. Recommendations must be mailed to American Learning Corporation, One Jericho Plaza, Jericho, NY 11753, Attention: Corporate Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the SEC if the candidate were nominated by the Board of Directors (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The shareholder giving notice must provide (i) his or her name and address, as they appear on our books, and (ii) the number of Shares which are beneficially owned by such shareholder. We may require any proposed nominee to furnish such other information as may be required to be set forth in a shareholder’s notice of nomination which pertains to the nominee.
Communications with Directors
The Board welcomes communications from its shareholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Shareholders and other interested parties may communicate any concerns they may have about us directly to either the full Board of Directors or one or more directors by mailing their communications to us at the following address: [Director], American Learning Corporation, One Jericho Plaza, Jericho, NY 11753, Attention: Corporate Secretary. The Corporate Secretary will promptly forward all shareholder communications and other communications from interested parties unopened to the intended recipient.
Director Compensation
Each Director who is not a salaried employee receives an annual retainer of $1,000 and a uniform fee of $500 for each Board of Directors meeting and/or Audit Committee meeting attended in person. In addition, Mr. Looney will receive an additional fee of $500 per Audit Committee meeting as the “audit committee financial expert” serving on our Audit Committee.
Director compensation in the fiscal year ended March 31, 2010 was as follows:

	Fees Earned or
	Paid in Cash	Total
Name	($)	($)
Edward Elkin, M.D.	$2,500	$2,500
Peter Gutmann	$2,500	$2,500
Joseph Looney	$4,000	$4,000

As of March 31, 2010, the aggregate number of option awards outstanding for Messrs. Elkin, Gutmann and Looney are 81,000, 75,000 and 20,000 Shares, respectively.
Director Independence
We are required to have a Board of Directors a majority of whom are “independent” as defined by the CGR and to disclose in the proxy statement for each annual meeting those directors that the Board of Directors has determined to be independent. Based on such definition, the Board of Directors has determined that all directors other than Mr. Gelman, who is an officer of our Company, are independent.
We are also required to have an audit committee of at least three members composed solely of independent directors. The Board of Directors is required under the CGR to affirmatively determine the independence of each director on the Audit Committee. The Board has determined that each member of the Audit Committee is “independent” not only under the CGR, but also within the definition contained in a final rule of the SEC. The members of the Audit Committee also meet the other requirements under the CGR for members of an audit committee. Furthermore, the Board has determined that Mr. Looney is the “audit committee financial expert”, as defined in regulations adopted pursuant to the Sarbanes-Oxley Act of 2002, serving on the Audit Committee.
Components of Compensation
We do not have a standing Compensation Committee. However, in accordance with the CGR, the three independent members of the Board of Directors, Messrs. Gutmann, Elkin and Looney, rather than a formal committee, review and determine executive compensation. The Board believes that the current method of establishing and reviewing executive compensation is appropriate because it allows each independent member of the Board of Directors input into the determination of executive compensation and because such method complies with applicable Nasdaq listing standards.
The executive compensation philosophy emphasizes providing an executive compensation package that enables us to attract, motivate and retain talented executives, primarily through aligning the financial interests of executives with long-term total shareholder return, particularly through stock options. The executive compensation program consists of both base salaries and long-term incentives.
The executive officers receive base salaries as compensation for their job performance, abilities, knowledge and experience. We also believe that stock option plans provide an excellent vehicle for rewarding performance by our executives and retaining their services for the future.
Code of Ethics
We have adopted a Code of Ethics (the “Code of Ethics”) that applies to our Chief Executive Officer, Chief Financial Officer, directors and employees. The Code of Ethics is designed to focus our officers, directors and employees on areas of ethical risk, provide guidance to personnel to help them recognize and deal with ethical issues, provide a mechanism to report unethical conduct and help to foster a culture of honesty and accountability for adherence to the Code of Ethics. Any amendments or waivers to the Code of Ethics will be promptly disclosed as required by applicable laws, rules and regulations of the SEC.
Section 16(a) Beneficial Ownership Reporting Compliance
Under Federal securities laws, our directors, our executive officers and any person holding more than 10% of our Shares are required to report their ownership of our Shares and any changes in that ownership to the SEC on the SEC’s Forms 3, 4 and 5. Based on our review of the copies of such forms we have received, we believe that all officers, directors and owners of greater than 10% of our equity securities complied on a timely basis with all filing requirements applicable to them with respect to transactions during the Recent Fiscal Year.

EXECUTIVE OFFICERS OF THE COMPANY
Our executive officers are as follows:

Name	Age	Position
Gary Gelman	63	Chairman of the Board,
		President and Chief Executive Officer

Gary J. Knauer	51	Chief Financial Officer,
		Treasurer and Secretary
For a description of Mr. Gelman’s business experience, see “ELECTION OF DIRECTORS — Nominees for Election as Directors.”
Gary J. Knauer joined us as our Controller in July 1991 and has served as Chief Financial Officer and Treasurer since October 1991 and as Secretary since March 1993. Before joining us, Mr. Knauer was employed from October 1984 to June 1991 by the accounting firm of KPMG LLP. He is a Certified Public Accountant and holds a B.S. from Binghamton University. Since February 1994, Mr. Knauer has also served as Chief Financial Officer of American Para Professional Systems, Inc.
Each of our executive officers is to serve until the next annual meeting of shareholders or until his earlier resignation or removal.
EXECUTIVE COMPENSATION
The following table sets forth all compensation paid or accrued to our Chief Executive Officer (principal executive officer) and our Chief Financial Officer (collectively, the “Named Executive Officers”) for each of our last two fiscal years:

	Fiscal			Option	All Other
Name and	Year Ended			Awards	Compensation
Principal Position	March 31,	Salary	Bonus	(1)	(2)	Total
Gary Gelman	2010	$244,311	—	—	$10,801	$255,112
Chairman, President and CEO	2009	$244,311	—	—	$12,020	$256,331

Gary J. Knauer	2010	$167,423	—	—	$7,580	$175,003
Treasurer, Secretary and CFO	2009	$156,008	—	$15,600	$7,541	$179,149

(1)	Represents the compensation costs of stock option awards for financial reporting purposes for the fiscal year ended March 31, 2010 based on the fair value of stock options granted, rather than an amount paid to or realized by the Named Executive Officer. Assumptions used in calculating the fair value of stock options granted are included in footnote 8 to the audited Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended March 31, 2010. There can be no assurance that these amounts will ever be realized. See “Outstanding Equity Awards at Fiscal-Year-End” for further details of grants to the Named Executive Officers.

(2)	The amounts shown in All Other Compensation include our incremental cost for the provision to the Named Executive Officers of certain specified perquisites as follows:

	Fiscal	Personal Use	401(k)
	Year Ended	of Company	Matching
Named Executive Officer	March 31,	Automobile	Contributions	Total
Gary Gelman	2010	$8,273	$2,528	$10,801
	2009	$8,259	$3,761	$12,020

Gary J. Knauer	2010	$5,017	$2,563	$7,580
	2009	$5,150	$2,391	$7,541

Employment Agreements
Mr. Gelman’s employment agreement with us provides for him to be employed as Chairman of the Board of Directors and Chief Executive Officer at an annual salary of $238,800. In addition, Mr. Gelman is entitled to participate in all employee benefit programs and our other policies and programs. Mr. Gelman is not required to devote any specific number of hours to our business. He is subject to a non-competition and non-disclosure covenant for a period of three years following termination of employment with us. The employment agreement is in effect through June 6, 2011 and is automatically renewable for successive one year terms unless we or Mr. Gelman give the other notice of intention to terminate the agreement at the end of the then-current term.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth summary information regarding the outstanding equity awards held by the Named Executive Officers at March 31, 2010:

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	(#)	(#)	Price	Expiration
Name	Exercisable	Unexercisable	($)	Date
Gary Gelman	250,000	—	$2.56	11/01/10
	250,000	—	$1.94	08/15/15
	300,000	—	$1.97	06/20/17

Gary J. Knauer	25,000	—	$2.56	11/01/10
	50,000	—	$1.80	06/06/12
	30,000	—	$1.70	10/07/13
	50,000	—	$2.24	02/10/15
	20,000	—	$1.94	08/15/15
	25,000	—	$1.76	02/12/17
	20,000	—	$1.63	10/15/18
The closing price of our Shares on March 31, 2010 was $0.809 per Share.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF DIRECTORS
The Audit Committee has furnished the following report. The information contained in the “Audit Committee Report” is not deemed to be “soliciting material” or to be “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.
The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America.
In fulfilling its responsibilities:
•	The Audit Committee reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended March 31, 2010 with our management and our independent auditors.

•	The Audit Committee discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees).

•	The Audit Committee received from our independent auditors written disclosures and the letter regarding the auditors’ independence, as required by Independence Standards Board of Directors Standard No. 1 (Independence Discussions with Audit Committees), and discussed with our auditors their independence from us and our management.
In reliance on the reviews and discussions noted above, the Audit Committee recommended to the Board of Directors of Directors (and the Board of Directors approved) that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2010, for filing with the SEC.
The Audit Committee of the Board of Directors
Joseph Looney, Chairman
Peter Gutmann
Edward M. Elkin
AUDITORS
The Audit Committee has selected the firm of Holtz Rubenstein Reminick LLP (“Holtz Rubenstein”) to act as our independent registered public accounting firm for the fiscal year ending March 31, 2011. A representative of Holtz Rubenstein is expected to be available at the Annual Meeting to respond to appropriate questions from shareholders and will be given the opportunity to make a statement if he/she desires to do so.
The aggregate fees billed or billable for the fiscal years ended March 31, 2010 and 2009 for professional services rendered by Holtz Rubenstein were as follows:

	Fiscal Year Ended March 31,
	2010	2009
Audit Fees (1)	$87,000	$58,000
Audit-Related Fees (2)	14,000	35,000
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$101,000	$93,000

(1)	Consists of fees for services provided in connection with the audit of our financial statements and review of our quarterly financial statements.

(2)	Consists of fees for services provided in connection with the audit of Interactive Therapy Group Consultants, Inc.’s balance sheet as of the acquisition date.
The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that our independent auditor is permitted to perform for us under applicable federal securities regulations.

Equity Compensation Plan Information
The following table sets forth information regarding our stock option plans in effect as of March 31, 2010:

	Number of securities		Number of securities remaining
	to be issued upon	Weighted-average	available for future issuance
	exercise of	exercise price of	under equity compensation
	outstanding options,	outstanding options	plans (excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,221,000	$2.11	1,221,000

Equity compensation plans not approved by security holders	—	N/A	—

Total	1,221,000	$2.11	1,221,000
CERTAIN MATTERS
On August 20, 2004, we entered into a seven-year noncancelable operating sublease, which commenced on December 1, 2004, for office space with American Para Professional Systems, Inc. (“APPS”), an entity under the control of Mr. Gelman. Basic rent under the sublease was established as a pass-through with our cost being fixed at a cost equal to the pro-rata rent payable for the subleased space by APPS to the building’s landlord.
OTHER MATTERS
The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the Shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.
An Annual Report to Shareholders will accompany this Proxy Statement but is not to be considered a part hereof. We will provide a copy of our Annual Report on Form 10-K (without exhibits) for the fiscal year ended March 31, 2010 to all shareholders, free of charge, upon written request of such shareholder to Gary J. Knauer, Secretary, American Learning Corporation, One Jericho Plaza, Jericho, NY 11753.
SHAREHOLDER PROPOSALS
Proposals by shareholders intended to be presented at the 2011 Annual Meeting of Shareholders must be received by us on or before March 30, 2011 in order to be included in the proxy statement for that meeting. It is suggested that any such proposals be submitted by certified mail, return receipt requested, addressed to our Corporate Secretary. Under the SEC’s proxy rules, proxies solicited by the Board of Directors for the 2011 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the our proxy statement if we do not receive notice of such proposal on or before June 13, 2011, unless the 2011 Annual Meeting is not held within 30 days before or after the anniversary date of the 2010 Annual Meeting.

By	Order of the Board of Directors,

Gary J. Knauer
Secretary
July 28, 2010
Jericho, New York

PROXY
AMERICAN LEARNING CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Gary Gelman and Gary J. Knauer as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $.01 per share, of American Learning Corporation (“ALRN”) held of record by the undersigned on July 23, 2010 at the Annual Meeting of Shareholders of ALRN to be held on September 23, 2010 or any adjournment thereof (the “Annual Meeting”).
PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.

ELECTION OF DIRECTORS

To withhold authority to
vote, mark “For All
Except” and write the
				Withhold	For All	nominee’s # on the line
			For All	All	Except	below
1.	01) Gary Gelman	03) Peter Gutmann

	02) Edward M. Elkin, M.D.	04) Joseph Looney
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR all nominees listed.
Please sign your name exactly as it appears hereon.

(Signature)

(Signature if held jointly)

Dated:

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person. Please note any change in your address alongside the address as it appears on the Proxy.
PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held September 23, 2010. The Proxy Statement and our 2010 Annual Report on Form 10-K are available at: http://www.cstproxy.com/alrn/2010